                                                                    EXHIBIT 23.1

                     Consent of Independent Accountants

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 9, 2000 included in StockerYale, Inc.'s Form 10-KSB for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 20, 2000